This Instrument Prepared By
John R. Officer, Attorney
109 South Court Square
Livingston, Tennessee 38570

ASSIGNMENT

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, **OVERTON OIL & GAS CORP.**, hereinafter referred to as the assignor, is the holder of a certain oil and gas lease as follows:

> An Oil and Gas Lease dated September 4, 2009, from Charles K. Anderson and wife, Lynda Anderson to Overton Oil and Gas, appearing of record in Lease Book 71, Page 731, in the office of the Register of Deeds of Overton County, Tennessee, with an extension agreement of record in Record Book 74, page 830, Register's Office, Overton County, Tennessee,

to which reference is here had, and

WHEREAS, **OVERTON OIL & GAS CORP.** desires to transfer its interest in said lease unto **TN-K ENERGY GROUP, INC.**, a Delaware Corporation, hereinafter referred to as the Assignee,

WITNESSETH:

NOW, THEREFORE, in consideration of the premises, the sum of One and 00/100 ($1.00) Dollar cash in hand paid and other valuable consideration, the receipt of all of which is hereby acknowledged, **OVERTON OIL & GAS CORP.**, does hereby transfer, assign and convey its interest in and to the aforedescribed oil and gas leases unto **TN-K ENERGY GROUP, INC.** the interest assigned being 85% x 100%, and including all existing wells on said leasehold and the production equipment therewith, subject to the following exceptions and assignments:

1. One silver 210 bbl. storage tank owned by Rick Tallent;
2. Approximately 1500' of 2" flow line and 2 separators owned by Donald Reedy;
3. An assignment of 5% x 80% W.I. (4% NRI) in Charles and Lynda Anderson Wells Nos. 1 and 4 to Paul Halliday;
4. An assignment of 5% x 80% W.I. (4% NRI) in Charles and Lynda Anderson Well No. 1 to Jim Campion;

5. An assignment of 5% x 80% W.I. (4% NRI) in Charles and Lynda Anderson Wells Nos. 1, 3 and 4 to Chuck Vogel;

6. An assignment of 3.125% W.I. in Charles and Lynda Anderson Well No. 1 to Josh Tallent;

7. An assignment of 3.125% W.I. in Charles and Lynda Anderson Well No. 3 to Josh Tallent;

8. An assignment of 2% O.R.I. in Charles and Lynda Anderson Well No. 1 to Dan Cook;

9. An assignment of 2% O.R.I. in Charles and Lynda Anderson Well No. 4 to Dan Cook;

10. An assignment of 2% O.R.I. in Charles and Lynda Anderson Well No. 3 to Dan Cook.

.**TN-K ENERGY GROUP, INC.** joins in the execution of this assignment for the express purpose of acknowledging a full inspection of the property subject to this assignment and accepts same without contingencies of any nature; that there has been no reliance upon any representations made by the assignor, **OVERTON OIL & GAS CORP.** or its principals or representatives; and that the assignee, **TN-K ENERGY GROUP, INC.**, by accepting this assignment covenants and agrees to hold the assignor harmless from any liability arising from the operation of the lease by the assignor or its assigns.

EXECUTED this 17 day of Sept, 2010.

OVERTON OIL & GAS CORP.

BY: [signature]
DONALD REEDY
PRESIDENT

TN-K ENERGY GROUP, INC.

BY: [signature]
PRESIDENT

STATE OF TENNESSEE
COUNTY OF OVERTON

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared DONALD REEDY, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be President of OVERTON OIL & GAS CORP. a Tennessee Corporation, the within named Grantor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing as President.

WITNESS my hand and official seal at office on this the 17th day of Sept, 2010.

Notary Public

JOHN R. OFFICER STATE OF TENNESSEE NOTARY PUBLIC OVERTON COUNTY

My Commission Expires:
2-11-10

****

STATE OF TENNESSEE
COUNTY OF OVERTON

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Kenny A. Pogy, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be President of TN-K ENERGY GROUP, INC. a Delaware Corporation, the within named Grantor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing as President.

WITNESS my hand and official seal at office on this the 17th day of Sept, 2010.

Notary Public

My Commission Expires:
2-11-10

JOHN R. OFFICER STATE OF TENNESSEE NOTARY PUBLIC OVERTON COUNTY

Franklin D. "Peck" Smith, Register
Overton County
Rec #: 18151
Rec'd: 15.00
State: 0.00
Clerk: 0.00
EDP: 2.00
Total: 17.00
Instrument #: 24984
Recorded
9/17/2010 at 4:09 PM
in Record Book
85
Pgs 29-3

(Oil and Gas\Reedy, Don - Overton Oil & Gas - Assignment to TN-K - Sept. 2010